UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2005

DANIELSON HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-6732	95-6021257

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Lane Road Fairfield, New Jersey	07004

(Address of principal executive offices) (Zip Code)

(973) 882-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting
Consent of Independent Registered Public Accounting
Consent of Independent Registered Public Accounting
Consent of Independent Registered Public Accounting
Consent of Independent Registered Public Accounting
Unaudited Pro Forma Condensed Combined Financial Statements
Consolidated Financial Statements

Item 8.01. Financial Statements and Exhibits.

     In connection with the agreement by Danielson Holding Corporation (the “Company”) to acquire all of the outstanding stock of American Ref-Fuel Holdings Corp. (“Ref-Fuel”), the Company is filing the following (1) unaudited pro forma condensed combined financial statements as of December 31, 2004 and for the year then ended based on the historical financial statements of the Company, Covanta Energy Corporation (“Covanta”), Ref-Fuel and Ref-Fuel Holdings LLC, which are attached as Exhibit 99.1 hereto and incorporated herein by reference, and (2) consolidated financial statements for Ref-Fuel and subsidiaries and Ref-Fuel Holdings LLC and Subsidiaries, each as of December 31, 2004 and 2003 and for the year ended December 31, 2004, the period from December 12, 2003 through December 31, 2003 and the period from January 1, 2003 through December 12, 2003 and the year ended December 31, 2002, which are attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit
23.1	Consent of Independent Registered Public Accounting Firm of American Ref-Fuel Holdings Corp. and Subsidiaries dated April 5, 2005 by PricewaterhouseCoopers LLP for their report dated March 15, 2005.

23.2	Consent of Independent Registered Public Accounting Firm of American Ref-Fuel Holdings Corp. and Subsidiaries dated April 5, 2005 by PricewaterhouseCoopers LLP for their report dated June 30, 2004.

23.3	Consent of Independent Registered Public Accounting Firm of American Ref-Fuel Holdings Corp. and Subsidiaries dated April 5, 2005 by KPMG LLP

23.4	Consent of Independent Registered Public Accounting Firm of Ref-Fuel Holdings LLC and Subsidiaries dated April 5, 2005 by PricewaterhouseCoopers LLP for their report dated March 15, 2005

23.5	Consent of Independent Registered Public Accounting Firm of Ref-Fuel Holdings LLC and Subsidiaries dated April 5, 2005 by PricewaterhouseCoopers LLP for their report dated March 29, 2004

99.1	Unaudited Pro Forma Condensed Combined Financial Statements as of December 31, 2004 and for the year then ended based on the historical financial statements of the Company, Covanta, Ref-Fuel and Ref-Fuel Holdings LLC.

99.2	Consolidated Financial Statements for Ref-Fuel and Subsidiaries and Ref-Fuel Holdings LLC and Subsidiaries as of December 31, 2004 and 2003 and for the year ended December 31, 2004, the period from December 12, 2003 through December 31, 2003 and the period from January 1, 2003 through December 12, 2003 and the year ended December 31, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 7, 2005

DANIELSON HOLDING CORPORATION
(Registrant)

By: /s/ Craig D. Abolt

Name: Craig D. Abolt
Title:   Senior Vice President and Chief Financial Officer

DANIELSON HOLDING CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of Independent Registered Public Accounting Firm of American Ref-Fuel Holdings Corp. and Subsidiaries dated April 5, 2005 by PricewaterhouseCoopers LLP for their report dated March 15, 2005

23.2	Consent of Independent Registered Public Accounting Firm of American Ref-Fuel Holdings Corp. and Subsidiaries dated April 5, 2005 by PricewaterhouseCoopers LLP for their report dated June 30, 2004

23.3	Consent of Independent Registered Public Accounting Firm of American Ref-Fuel Holdings Corp. and Subsidiaries dated April 5, 2005 by KPMG LLP

23.4	Consent of Independent Registered Public Accounting Firm of Ref-Fuel Holdings LLC and Subsidiaries dated April 5, 2005 by PricewaterhouseCoopers LLP for their report dated March 15, 2005

23.5	Consent of Independent Registered Public Accounting Firm of Ref-Fuel Holdings LLC and Subsidiaries dated April 5, 2005 by PricewaterhouseCoopers LLP for their report dated March 29, 2004

99.1	Unaudited Pro Forma Condensed Combined Financial Statements as of December 31, 2004 and for the year then ended based on the historical financial statements of the Company, Covanta, Ref-Fuel and Ref-Fuel Holdings LLC.

99.2	Consolidated Financial Statements for Ref-Fuel and Subsidiaries and Ref-Fuel Holdings LLC and Subsidiaries as of December 31, 2004 and 2003 and for the year ended December 31, 2004, the period from December 12, 2003 through December 31, 2003 and the period from January 1, 2003 through December 12, 2003 and the year ended December 31, 2002.